                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      13

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      14
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a
                    variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

-----------------------------
NYSE Ticker Symbol - VTF
-----------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                               10.71%       4.86%
---------------------------------------------------------------------------
One-year total return                                12.68%      12.49%
---------------------------------------------------------------------------
Five-year average annual total return                 3.96%       6.00%
---------------------------------------------------------------------------
Life-of-Trust average annual total return             5.86%       7.25%
---------------------------------------------------------------------------
Commencement date                                              03/27/92
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                          5.61%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                     8.77%
---------------------------------------------------------------------------
Preferred share rate(5)                                           3.70%
---------------------------------------------------------------------------
Net asset value                                                  $16.73
---------------------------------------------------------------------------
Closing common stock price                                     $14.3300
---------------------------------------------------------------------------
Six-month high common stock price (02/02/01)                   $14.8700
---------------------------------------------------------------------------
Six-month low common stock price (11/17/00)                    $13.3750
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  79.1%   [PIE CHART]
- AA/Aa..............  13.3%
- A/A................   6.1%
- BBB/Baa............   1.5%
As of October 31, 2000
- AAA/Aaa............  79.9%   [PIE CHART]
- AA/Aa..............  14.2%
- A/A................   2.7%
- BBB/Baa............   3.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                               Dividends               Capital Gains
                               ---------               -------------
11/00                           $.0700
12/00                           $.0670                    $.2023
1/01                            $.0670
2/01                            $.0670
3/01                            $.0670
4/01                            $.0670


The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
General Purpose                                                            16.90                              16.60
Public Education                                                           16.70                              15.60
Water & Sewer                                                              15.90                              13.80
Retail Electric/Gas/Telephone                                              12.80                              10.30
Health Care                                                                11.10                              10.00

* Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1992 through April 2001)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/92                                                                      14.8100                            15.0000
                                                                          14.9100                            14.9100
                                                                          15.3500                            14.8750
                                                                          15.5900                            15.1250
                                                                          15.8200                            15.1250
3/93                                                                      16.7400                            16.2500
                                                                          17.2400                            16.0000
                                                                          17.9500                            16.6250
                                                                          18.1300                            16.3750
3/94                                                                      16.1400                            14.6250
                                                                          16.0100                            14.8750
                                                                          15.8600                            14.3750
                                                                          15.2800                            13.2500
3/95                                                                      16.5100                            14.5000
                                                                          16.7000                            14.8750
                                                                          16.9900                            14.3750
                                                                          17.8000                            15.7500
3/96                                                                      17.1100                            16.7600
                                                                          16.8400                            15.8750
                                                                          17.1500                            16.3750
                                                                          17.3200                            16.2500
3/97                                                                      16.8600                            16.0000
                                                                          17.3300                            16.6750
                                                                          17.6600                            17.2500
                                                                          17.8300                            17.8750
3/98                                                                      17.7200                            17.5625
                                                                          17.7100                            17.5625
                                                                          18.0300                            18.3125
                                                                          17.7200                            18.7500
3/99                                                                      17.5200                            17.8750
                                                                          16.7900                            16.8750
                                                                          16.3400                            15.8750
                                                                          15.8000                            13.8750
3/00                                                                      16.0900                            13.8750
                                                                          16.1600                            14.0625
                                                                          16.3600                            14.1250
                                                                          17.1600                            14.0625
                                                                          17.2600                            14.5000
4/01                                                                      16.7300                            14.3300

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE JANUARY 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

NOTE: ON MAY 9, 2001, THE TRUST'S SHAREHOLDERS APPROVED THE REORGANIZATION OF THE VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST INTO THE VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought that interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought us a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    The supply and demand dynamics of the Florida municipal market have been quite favorable. For 2000, Florida was the fifth largest state issuer in the nation. Through the first quarter of 2001, the state had approximately $4.2 billion in new municipal bond issuance, up 3.6 percent from this quarter last year. Apparently, the cut in the state's intangibles tax has not drastically reduced the appeal of Florida municipals in the eyes of investors.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.067 per share translates to a distribution rate of 5.61 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 8.77 percent on a taxable investment (for an investor in the 36 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 10.71 percent based on market price. This reflects an increase in market price from $13.50 per share on October 31, 2000 to $14.33 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman

Brothers Florida Municipal Bond Index produced a total return of 4.71 percent for the same period. The Lehman Brothers Florida Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   In general, the overall credit
quality of the portfolio increased over the course of the reporting period, due in part to added investment in high-grade bonds. When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    In fine-tuning the portfolio, we sold a number of zero-coupon bonds and replaced them with current-coupon securities. A zero-coupon bond is one that pays no current income, but is sold at a discount to its face value. By selling these holdings, we were able to improve the earning power of the trust. Also, because zero-coupon bonds tend to be quite sensitive to interest-rate changes, we believe this move helped to improve the trust's price stability.

    We also made some changes that improved the overall call protection of the portfolio, primarily by selling bonds that had short call dates and purchasing securities with ten-year call protection.

    New investments during the period included longer-term bonds priced to an early call date, giving us the yield associated with a longer maturity but the price sensitivity of a bond with a shorter maturity. Because these types of bonds tend to be somewhat less volatile, we believe that the opportunity to invest in these securities offered an excellent balance of risk and reward.

    We actively managed our holdings in the lower-rated segment of the market, selling our positions in BBB rated securities that had fallen short of our performance expectations or no longer met our criteria for an attractive investment; others had already reached what we believed to be their fair market value. We replaced these securities with either higher-grade issues or with similarly rated issues that offered improved potential returns over time, particularly as yield spreads--the difference in yield between high-grade and lower-rated bonds--widened over the fourth quarter of 2000 and into January 2001.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was 98.5 percent of total long-term investments. This includes the trust's increased allocation in A rated securities, which climbed to 6.1 percent as of April 30, 2001, up from 2.7 percent at the start of the period. The trust's allocation of BBB rated bonds stood at 1.5 percent, down by 1.7 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. The largest portion of the trust--16.9 percent of long-term investments--consisted of general purpose bonds as of April 30, 2001, up by 0.3 percent over the period. Public education bonds were again the trust's second largest holding, representing 16.7 percent of the trust's long-term investments, up from 15.6 percent as of October 31, 2000. Water and sewer bonds rounded out the top three sectors, with 15.9 percent of long-term investments. The liquidity and supply of new bonds in these three sectors generally tend to be quite high, as they often represent essential community services that municipalities must finance.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    We believe the credit outlook for the state of Florida is generally stable, with potentially strong financial performance based on a growing economy. Tourism remains the dominant economic engine, as Florida continues to outperform the U.S. economy in terms of employment and income growth, but the state's economic growth is expected to slow right along with the national economy. Still, the state's diverse and broad economic bases, conservative budgeting, and increased financial reserves may enable the state to weather an economic slowdown.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

ZERO-COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no coupon interest. It may be redeemed for full face value at maturity.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  99.6%
          FLORIDA  95.5%
$1,000    Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
          Shands Hosp at the Univ of FL (MBIA Insd)... 6.000%   12/01/11   $  1,037,160
 1,000    Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
          Shands Hosp at the Univ of FL (MBIA Insd)... 5.750    12/01/15      1,011,780
 1,000    Bay Cnty, FL Sch Brd Ctfs Partn (Prerefunded
          @ 07/01/04) (AMBAC Insd).................... 6.750    07/01/12      1,110,560
   900    Broward Cnty, FL Arpt Sys Rev Passenger Fac
          Conv Lien Ser H-2 (AMBAC Insd).............. 4.750    10/01/23        811,350
 1,000    Cape Coral, FL Wtr & Swr Rev Rfdg (FSA
          Insd)....................................... 4.500    10/01/03      1,023,100
 1,010    Cape Coral, FL Wtr & Swr Rev Rfdg (FSA
          Insd)....................................... 5.625    10/01/11      1,095,325
 1,400    Collier Cnty, FL Cap Impt Rev Rfdg (FGIC
          Insd)....................................... 5.750    10/01/13      1,444,758
   445    Dade Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Ser D Rfdg (FSA Insd)................... 6.950    12/15/12        456,450
 5,325    Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser
          B Rfdg (Prerefunded @ 10/01/08) (AMBAC
          Insd).......................................   *      10/01/27      1,182,842
 2,000    Duval Cnty, FL Sch Dist Rfdg (AMBAC Insd)... 6.300    08/01/08      2,107,140
 1,500    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)....................................... 5.950    07/01/20      1,594,845
   500    Escambia Cnty, FL Pollutn Ctl Rev Champion
          Intl Corp Proj.............................. 6.900    08/01/22        520,070
 1,900    Escambia Cnty, FL Sch Brd Ctfs Partn (FSA
          Insd)....................................... 6.375    02/01/12      1,933,497
 1,000    Escambia Cnty, FL Utils Auth Util Sys Rev
          (FGIC Insd)................................. 5.250    01/01/29        982,030
 1,250    Florida Agric & Mechanical Univ Rev Student
          Apt Fac (MBIA Insd)......................... 6.500    07/01/23      1,297,862
 1,000    Florida Hsg Fin Agy Hsg Willow Lake Apts Ser
          J-1 (AMBAC Insd)............................ 5.350    07/01/27        989,640
 1,000    Florida Hsg Fin Corp Rev Hsg Waterbridge
          Apts Ser R-1 (MBIA Insd).................... 5.200    02/01/32        968,320

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,350    Florida Ports Fing Comm Rev St Trans Tr Fd
          Intermodal Pgm (FGIC Insd).................. 5.500%   10/01/29   $  2,328,192
 1,000    Florida Ports Fing Comm Rev St Transn Tr Fd
          (MBIA Insd)................................. 5.375    06/01/27        977,190
 2,450    Florida St Brd of Ed Cap Outlay Pub Ed Ser A
          Rfdg (FGIC Insd)............................ 4.500    06/01/23      2,129,515
 1,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
          (FGIC Insd)................................. 5.750    06/01/29      1,035,940
 3,000    Florida St Brd of Ed Cap Outlay Pub Edl Ser
          D........................................... 5.750    06/01/22      3,122,100
 1,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
          Insd)....................................... 5.250    07/01/17      1,010,530
 1,500    Florida St Brd of Ed Lottery Rev Ser A (FGIC
          Insd)....................................... 5.500    07/01/17      1,545,240
 1,000    Florida St Brd of Regt Hsg Rev Univ FL (FGIC
          Insd)....................................... 5.500    07/01/28      1,008,680
   650    Florida St Brd of Regt Univ Sys Impt Rev
          (AMBAC Insd)................................ 4.500    07/01/23        563,894
   500    Florida St Jacksonville Transn Sr Lien
          (Prerefunded @ 07/01/02).................... 6.400    07/01/22        522,925
   750    Florida St Muni Pwr Agy Rev Stanton Il Proj
          (Prerefunded @ 10/01/02) (AMBAC Insd) (b)... 6.000    10/01/27        792,367
 1,250    Florida St Tpk Auth Tpk Rev Dept of Transn
          Ser A (FGIC Insd)........................... 4.500    07/01/27      1,078,825
 1,025    Greater Orlando Aviation Auth Orlando FL
          Arpt Facs Rev Amt Ser A (FGIC Insd)......... 5.125    10/01/28        959,718
   500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd).... 5.650    12/01/20        515,200
   730    Gulf Breeze, FL Rev Loc Govt (FGIC Insd).... 5.750    12/01/20        757,214
   750    Hillsborough Cnty, FL Assmt Rev Capacity
          Assmt Spl (FSA Insd)........................ 5.000    09/01/15        751,447
 2,000    Hillsborough Cnty, FL Hosp Auth Hosp Rev
          Tampa Genl Hosp Proj Rfdg (FSA Insd)........ 6.375    10/01/13      2,092,560
 1,500    Hillsborough Cnty, FL Indl Dev Auth Pollutn
          Ctl Rev Tampa Elec Proj Rfdg................ 8.000    05/01/22      1,589,280
 5,000    Jacksonville, FL Cap Impt Rev Stadium Proj
          Rfdg (AMBAC Insd)........................... 4.750    10/01/25      4,529,700
 1,000    Jacksonville, FL Elec Auth Rev Ser 3-B...... 5.500    10/01/11      1,046,100
 1,000    Jacksonville, FL Elec Auth Rev Wtr & Swr Ser
          A........................................... 5.000    10/01/14        997,540
 1,000    Jacksonville, FL Hosp Rev Univ Med Cent Inc
          Proj (Connie Lee Insd)...................... 6.500    02/01/11      1,042,660

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,250    Jacksonville, FL Hosp Rev Univ Med Cent Inc
          Proj (Connie Lee Insd)...................... 6.600%   02/01/21   $  2,336,378
 2,000    Jacksonville, FL Wtr & Swr Dev Rev
          Jacksonville Suburban Util.................. 6.750    06/01/22      2,066,920
 2,500    Jupiter, FL Wtr Rev Ser A Rfdg (AMBAC
          Insd)....................................... 6.250    10/01/18      2,563,075
 9,970    Lakeland, FL Elec & Wtr Rev.................   *      10/01/13      5,402,444
 2,230    Lakeland, FL Elec & Wtr Rev................. 5.750    10/01/19      2,287,556
 1,000    Lee Cnty, FL Arpt Rev Ser B (FSA Insd)...... 5.750    10/01/33      1,033,600
   750    Miami Beach, FL Stormwater Rev (FGIC
          Insd)....................................... 5.750    09/01/15        802,103
   870    Miami Dade Cnty, FL Aviation Rev Miami Intl
          Arpt Ser B (FGIC Insd)...................... 5.450    10/01/15        905,322
 1,000    Miami Dade Cnty, FL Aviation Rev Miami Intl
          Arpt Ser B (FGIC Insd)...................... 5.750    10/01/29      1,037,700
 1,900    Miami Dade Cnty, FL Parks Pgm (FGIC Insd)... 4.750    11/01/23      1,717,771
   500    Miami Dade Cnty, FL Wtr & Swr Rev Ser A
          (FGIC Insd)................................. 5.000    10/01/29        469,985
 1,500    North Broward, FL Hosp Dist Rev Impt........ 6.000    01/15/31      1,464,300
 1,000    North Springs Impt Dist FL Wtr & Swr Rev
          (MBIA Insd)................................. 4.750    10/01/23        905,430
 2,000    Ocala, FL Util Sys Rev Subser A Rfdg (AMBAC
          Insd)....................................... 6.250    10/01/15      2,061,300
 1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
          Insd).......................................   *      10/01/12        572,450
 1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
          Insd).......................................   *      10/01/13        537,940
 1,500    Orange Cnty, FL Tourist Dev Tax Rev Ser A
          Rfdg (AMBAC Insd)........................... 4.750    10/01/21      1,367,400
   715    Orange Cnty, FL Tourist Dev Tax Rev Ser A
          Rfdg (AMBAC Insd)........................... 4.750    10/01/24        643,529
 1,500    Orange Cnty, FL Tourist Dev Tax Rev Ser B
          (Prerefunded @ 10/01/02) (AMBAC Insd)....... 6.500    10/01/19      1,595,055
 1,500    Orlando & Orange Cnty Expwy Auth FL Expwy
          Rev Jr Lien (FGIC Insd)..................... 5.000    07/01/28      1,417,545
 1,240    Orlando & Orange Cnty Expwy Auth FL Expwy
          Rev Jr Lien (Escrowed to Maturity) (FGIC
          Insd)....................................... 6.000    07/01/21      1,307,096
 2,535    Oviedo, FL Pub Impt Rev Rfdg (MBIA Insd).... 6.500    10/01/18      2,635,209
   750    Palm Beach Cnty, FL Land Acquisition Pgm Ser
          A........................................... 3.300    06/01/02        750,645

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$1,000    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (AMBAC Insd)................................ 5.500%   08/01/16   $  1,034,280
   500    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (AMBAC Insd)................................ 5.125    08/01/26        483,465
 2,750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 08/01/04) (AMBAC Insd)....... 6.375    08/01/15      3,004,348
 1,000    Pembroke Pines, FL Cons Util Sys Rev (FGIC
          Insd)....................................... 6.250    09/01/11      1,118,460
   565    Pinellas Cnty, FL Cap Impt Rev.............. 5.250    01/01/03        581,103
 2,390    Polk Cnty, FL Cap Impt Rev Rfdg (MBIA
          Insd)....................................... 6.250    12/01/11      2,533,137
   750    Polk Cnty, FL Sch Brd Ctfs Partn Master
          Lease Ser A (FSA Insd)...................... 5.500    01/01/25        758,085
   500    Port Saint Lucie, FL Loc Opt Gas Tax Rev
          Impt (FGIC Insd)............................ 5.500    03/01/15        512,440
 1,100    Saint Cloud, FL Util Rev Rfdg (MBIA Insd)... 6.375    08/01/15      1,129,480
   500    Tallahassee, FL Energy Sys Rev Rfdg (AMBAC
          Insd) (a)................................... 5.000    10/01/19        484,475
   500    Tallahassee, FL Hlth Facs Rev Tallahassee
          Mem Hlthcare Proj........................... 6.375    12/01/30        513,670
 3,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
          Insd)....................................... 4.750    10/01/27      2,679,150
 1,000    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
          Ser A....................................... 5.750    07/01/19        974,090
 1,090    West Palm Beach, FL......................... 5.000    03/01/13      1,107,233
 2,000    Winter Haven, FL Util Sys Rev Impt Rfdg
          (MBIA Insd)................................. 4.750    10/01/28      1,794,260
                                                                           ------------
                                                                            104,551,975
                                                                           ------------
          PUERTO RICO  3.1%
 3,000    Puerto Rico Comwlth Hwy & Transn Auth Hwy
          Rev Ser Y Rfdg (FSA Insd)................... 6.250    07/01/21      3,425,070
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)    DESCRIPTION                                  COUPON   MATURITY      VALUE

         U.S. VIRGIN ISLANDS  1.0%
$1,000   Virgin Islands Pub Fin Auth Rev Gross Rcpts
         Taxes Ln Nt Ser A........................... 6.500%   10/01/24   $  1,064,980
                                                                          ------------
TOTAL INVESTMENTS  99.6%
  (Cost $101,505,612)..................................................    109,042,025
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%............................        402,188
                                                                          ------------
NET ASSETS  100.0%.....................................................   $109,444,213
                                                                          ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $101,505,612).......................  $109,042,025
Interest Receivable.........................................     1,300,076
Other.......................................................         1,819
                                                              ------------
    Total Assets............................................   110,343,920
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       484,602
  Income Distributions--Preferred Shares....................       105,426
  Custodian Bank............................................        78,232
  Investment Advisory Fee...................................        59,010
  Administrative Fee........................................        18,160
  Affiliates................................................         2,794
Trustees' Deferred Compensation and Retirement Plans........       128,435
Accrued Expenses............................................        23,048
                                                              ------------
    Total Liabilities.......................................       899,707
                                                              ------------
NET ASSETS..................................................  $109,444,213
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 40,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,150,300 shares issued and
  outstanding)..............................................        41,503
Paid in Surplus.............................................    60,995,463
Net Unrealized Appreciation.................................     7,536,413
Accumulated Net Realized Gain...............................       603,481
Accumulated Undistributed Net Investment Income.............       267,353
                                                              ------------
Net Assets Applicable to Common Shares......................    69,444,213
                                                              ------------
NET ASSETS..................................................  $109,444,213
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($69,444,213 divided by
  4,150,300 shares outstanding).............................  $      16.73
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $3,058,957
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       356,811
Administrative Fee..........................................       109,788
Preferred Share Maintenance.................................        55,559
Trustees' Fees and Related Expenses.........................        18,082
Legal.......................................................         7,558
Custody.....................................................         4,310
Other.......................................................        54,414
                                                                ----------
    Total Expenses..........................................       606,522
                                                                ----------
NET INVESTMENT INCOME.......................................    $2,452,435
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $  603,513
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     6,289,552
  End of the Period.........................................     7,536,413
                                                                ----------
Net Unrealized Appreciation During the Period...............     1,246,861
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $1,850,374
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $4,302,809
                                                                ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  2,452,435        $  5,165,410
Net Realized Gain..................................        603,513           1,519,054
Net Unrealized Appreciation During the Period......      1,246,861             990,168
                                                      ------------        ------------
Change in Net Assets from Operations...............      4,302,809           7,674,632
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (1,680,666)         (3,880,156)
  Preferred Shares.................................       (568,876)         (1,578,757)
                                                      ------------        ------------
                                                        (2,249,542)         (5,458,913)
                                                      ------------        ------------

Distributions from Net Realized Gain:
  Common Shares....................................       (839,606)                -0-
  Preferred Shares.................................       (370,012)                -0-
                                                      ------------        ------------
                                                        (1,209,618)                -0-
                                                      ------------        ------------
Total Distributions................................     (3,459,160)         (5,458,913)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................        843,649           2,215,719
NET ASSETS:
Beginning of the Period............................    108,600,564         106,384,845
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $267,353
  and $64,460, respectively).......................   $109,444,213        $108,600,564
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                             SIX MONTHS
                                               ENDED
                                             APRIL 30,    ---------------------------
                                                2001       2000      1999      1998
                                             ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A).......................................  $ 16.53     $ 16.00   $ 17.89   $ 17.71
                                              -------     -------   -------   -------
  Net Investment Income.....................      .59        1.25      1.26      1.28
  Net Realized and Unrealized Gain/Loss.....      .44         .60     (1.79)      .26
                                              -------     -------   -------   -------
Total from Investment Operations............     1.03        1.85      (.53)     1.54
                                              -------     -------   -------   -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.............      .40         .94       .99       .99
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........      .14         .38       .30       .34
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.............      .20         -0-       .05       .02
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........      .09         -0-       .02       .01
                                              -------     -------   -------   -------
Total Distributions.........................      .83        1.32      1.36      1.36
                                              -------     -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD..........  $ 16.73     $ 16.53   $ 16.00   $ 17.89
                                              =======     =======   =======   =======

Market Price Per Share at End of the
  Period....................................  $14.330     $13.500   $14.750   $18.625
Total Investment Return at Market Price
  (b).......................................   10.71%**    -2.28%   -15.79%    14.75%
Total Return at Net Asset Value (c).........    4.86%**     9.50%    -4.96%     6.92%
Net Assets at End of the Period (In
  millions).................................  $ 109.4     $ 108.6   $ 106.4   $ 114.1
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares*..............    1.73%       1.78%     1.73%     1.68%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d).......................................    5.37%       5.39%     5.59%     5.27%
Portfolio Turnover..........................      13%**       42%       24%       18%
 * Ratio of Expenses to Average Net Assets
   Including Preferred Shares...............    1.10%       1.11%     1.11%     1.09%
** Non-Annualized

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.303 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                         MARCH 27, 1992
                                                         (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                   OF INVESTMENT
-----------------------------------------------------    OPERATIONS) TO
      1997      1996      1995       1994      1993     OCTOBER 31, 1992
------------------------------------------------------------------------
    $  17.32   $ 17.24   $ 15.24   $  17.96   $ 14.88       $ 14.70
    --------   -------   -------   --------   -------       -------
        1.30      1.29      1.30       1.29      1.29           .59
         .50       .11      2.02      (2.73)     3.02           .11
    --------   -------   -------   --------   -------       -------
        1.80      1.40      3.32      (1.44)     4.31           .70
    --------   -------   -------   --------   -------       -------
         .99       .98       .95        .93       .94           .39
         .32       .34       .37        .26       .29           .13
         .08       -0-       -0-        .07       -0-           -0-
         .02       -0-       -0-        .02       -0-           -0-
    --------   -------   -------   --------   -------       -------
        1.41      1.32      1.32       1.28      1.23           .52
    --------   -------   -------   --------   -------       -------
    $  17.71   $ 17.32   $ 17.24   $  15.24   $ 17.96       $ 14.88
    ========   =======   =======   ========   =======       =======

    $17.1875   $16.500   $15.250   $ 13.500   $16.750       $14.875
      11.00%    14.89%    20.50%    -13.92%    19.30%         1.74%**
       8.71%     6.32%    19.85%     -9.89%    27.67%         1.65%**
    $  113.3   $ 111.7   $ 111.3   $  103.0   $ 114.3       $ 101.5
       1.70%     1.77%     1.79%      1.81%     1.76%         1.72%
       5.62%     5.51%     5.67%      6.15%     6.01%         5.11%
          2%       12%        6%        10%        9%            9%**
       1.09%     1.13%     1.12%      1.15%     1.12%         1.21%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Florida Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida state intangibles taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

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

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $67,331.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2001, for federal income tax purposes, the cost of long-term investments is $101,505,612, the aggregate gross unrealized appreciation is $7,600,222 and the aggregate gross unrealized depreciation is $63,809, resulting in net unrealized appreciation on long-term investments of $7,536,413.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Service agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $12,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $13,771,939 and $14,673,600, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2001 was 3.700%. During the six months ended April 30, 2001, the rates ranged from 3.449% to 6.990%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

5. SUBSEQUENT EVENTS

On May 18, 2001, the Trust acquired all of the assets and liabilities of the Van Kampen Florida Municipal Opportunity Trust (ticker symbol VOF) through a tax free reorganization approved by VOF Trust shareholders on May 9, 2001. The Trust issued 1,412,299 common shares and 640 APS valued at $23,860,729 and $16,000,000, respectively, in exchange for VOF Trust's net assets. The shares of VOF Trust were converted into Trust shares at a ratio of 0.83877 to 1 and 1 to 1, for common shares and APS, respectively. Net unrealized appreciation of VOF Trust as of May 18, 2001 was $2,258,858. Combined net assets on the day of reorganization were $149,980,452.

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

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE
FLORIDA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

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